PRIMCO / REDWOOD

FRANK J. HARITON • ATTORNEY - AT - LAW
1065 Dobbs Ferry Road • White Plains • New York 10607 • (Tel) (914) 674-4373 • (Fax) (914) 693-2963 • (e-mail) hariton@sprynet.com

September 26, 2014 1525

Olde Monmouth Stock Transfer Co., Inc.
200 Memorial Highway
Atlantic Highlands, NJ 07716

Re: Primco Management, Inc., a Delaware corporation (the "Company") issuance of 474,444,444 shares of common stock (the "Shares") to Redwood Fund II LLC (the "Holder")

Ladies and Gentlemen:

I am counsel to the Holder and have been asked to express my opinion as to whether the Holder may be issued the Shares in the Company without any restriction and without registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an exemption from such registration requirements as set forth in Rule 144 promulgated under Section 4(1) of the Securities Act. This letter is intended to be relied on by the Company, the Company's transfer agent, the Holder, and the Holder's Broker-Dealer in registering transfer of the shares without restriction in accordance with the conditions set forth herein.

Facts and Assumptions

In connection with rendering this opinion, I have investigated such matters and examined such documents as I have deemed necessary. In examining the documents, I have assumed the genuineness of signatures (both manual and conformed), the authenticity of documents submitted as originals, the conformity with originals of all documents furnished as copies, and the correctness of the facts set forth in such documents. Nothing came to my attention during the course of my investigation that led me to conclude that any such documents were not genuine or authentic or that the facts set forth therein were not true. Any opinion expressed herein relates only to the Shares and should not be relied on by any other person or in connection with any other transaction

This opinion is expressed solely on the facts and assumptions set forth herein and are specifically limited to the investigation and examinations stated and such other investigation as I deemed necessary. After such investigation, I know of no facts which lead me to conclude that any opinion set forth below is not correct.

Pursuant to this engagement, I have examined the following specific documents or made the following inquiries:

1. Convertible Debenture (the "Debenture") in the original principal amount of $500,000 with funding dates of as set forth therein;
2. Evidence of payment of the amounts due under the debenture on various dates in 2013;
3. Proceedings of the Company's board of directors relating to the Debenture;

4. A Settlement Agreement, dated as of June 18, 2014, between the Company and the Holder relating to the conversion of the Debenture and an issuance resolution of the Company calling for the issuance of the Shares;

5. Advice from the Holder and from the Company as to the Holder's non-affiliation with the Company; and

6. Reviewed filings by the Company with the Securities and Exchange Commission that indicate that the Company has not been a shell company as defined by Rule 144(i) of the Securities Act and appears to be is current in its filings with the Securities and Exchange Commission and is required to file reports under the Securities Exchange Act of 1934, as amended.

Discussion

Paragraph (b)(1)(ii) of Rule 144 allows any person who is not an affiliate of the issuer at the time of sale, and has not been an affiliate during the preceding three months, to sell restricted securities of the issuer as long as the conditions of paragraph (d) of Rule 144 are met. Paragraph (d)(1)(i) of Rule 144 allows for the resale of restricted securities by persons other than affiliates of the issuer if the issuer has never been a shell corporation and the holder has held the shares for at least one year.

The Holder will receive the Shares on or about the date of this letter. However, the Shares will be issued in exchange for debt the Company owed to the Holder represented by the Debenture. Since the consideration for the Debenture portion being converted was paid over six months ago, the Holder is deemed to have acquired the Shares on a date more than six months ago. Consequently, the Holder's holding period for purposes of Rule 144(d)(1)(i) began more than six months ago.

The Holder has confirmed that the Holder is not currently, and has not been during the last three months an affiliate of the Company as that term is defined by Rule 144(a).

Conclusions

Based on my examination of the above-described documents and relevant law and subject to the limitations expressed herein, I am of the opinion that the Shares may be issued to the Holder without a restrictive legend. The Holder may sell the Shares free of any restrictions on transfer without registration under the Securities Act pursuant to an exemption from such registration requirements as set forth in Rule 144 promulgated under Section 4(1) of the Securities Act.

I hereby instruct you, as the Company's transfer agent, to issue the Shares to the Holder. The new stock certificate(s) for the Shares should not bear the restricted legend referring to in the Act

restricting the transfer thereof.

This opinion is given only with respect to the specific transaction in the Shares to which this opinion relates as set forth above and may not be relied on by any other person holding securities, whether in the Company or in any other corporation. No other use of this opinion is authorized without the written consent of the undersigned.

Very truly yours,

Frank J. Hariton

Matt Troster

From: Matt Troster [matt@oldemonmouth.com]
Sent: Friday, September 26, 2014 11:42 AM
To: 'Frank Hariton'
Subject: FW: Conversion
Attachments: PMCM Opinion.Settlement Agreement.474M shares.pdf; ATT00204.htm

Hi Frank,

Please confirm the attached opinion for 474,444,444 shares of PMCM for the benefit of Redwood Fund II, LLC.

Thanks,
Matt-

Olde Monmouth Stock Transfer Co., Inc.
Matthew J. Troster
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Phone (732) 872-2727, Ext 101
Fax (732) 872-2728
matt@oldemonmouth.com

From: Alan Uryniak [mailto:uryniak@gmail.com]
Sent: Friday, September 26, 2014 11:33 AM
To: Lance Brunson
Cc: Christopher Flannery; David Michery; John Denobile; Dennis O'Rourke; Matt Troster; gr@redwoodmgmt.com; Steven S.Gallers; Debbie Francis
Subject: Re: Conversion

Matt,

Attached below is the opinion for the 474,444,444 shares. Please send me a tracking # once the stock certificate goes out.

Thanks again,

Alan

Matt Troster

From: Frank Hariton [hariton@sprynet.com]
Sent: Friday, September 26, 2014 12:31 PM
To: Matt Troster
Subject: Re: Conversion

Confirmed.

Frank J. Hariton, Esq.
1065 Dobbs Ferry Road
White Plains, New York 10607
Telephone (914) 674-4373
Mobile (914) 649-7669
Fax (914) 693-2963

----- Original Message -----
From: Matt Troster
To: 'Frank Hariton'
Sent: Friday, September 26, 2014 11:42 AM
Subject: FW: Conversion

Hi Frank,

Please confirm the attached opinion for 474,444,444 shares of PMCM for the benefit of Redwood Fund II, LLC.

Thanks,
Matt-

Olde Monmouth Stock Transfer Co., Inc.
Matthew J. Troster
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Phone (732) 872-2727, Ext 101
Fax (732) 872-2728
matt@oldemonmouth.com

From: Alan Uryniak [mailto:uryniak@gmail.com]
Sent: Friday, September 26, 2014 11:33 AM
To: Lance Brunson
Cc: Christopher Flannery; David Michery; John Denobile; Dennis O'Rourke; Matt Troster; gr@redwoodmgmt.com; Steven S.Gallers; Debbie Francis
Subject: Re: Conversion

Matt,

Matt Troster

From: Matt Troster [matt@oldemonmouth.com]
Sent: Wednesday, September 24, 2014 4:15 PM
To: 'Alan Uryniak'
Cc: 'Christopher Flannery'; 'David Michery'
Subject: RE: Conversion

Hi Alan,

I understand that you have a Settlement Agreement dated June 13, 2014 with Primco that will issue you 474,444,444 shares that will cancel any further conversions. I am waiting for David to send me a copy of the Agreement and an instruction letter for you shares.

Matt-

Olde Monmouth Stock Transfer Co., Inc.
Matthew J. Troster
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Phone (732) 872-2727, Ext 101
Fax (732) 872-2728
matt@oldemonmouth.com

From: Alan Uryniak [mailto:uryniak@gmail.com]
Sent: Wednesday, September 24, 2014 3:57 PM
To: Matt Troster
Subject: Fwd: Conversion

Matt,

Will the PMCM stock certificate be going out today?

Thanks,

Alan

Begin forwarded message:

From: Christopher Flannery <cpflannerylaw@gmail.com>
Subject: Re: Conversion
Date: September 24, 2014 3:54:56 PM EDT
To: Alan Uryniak <uryniak@gmail.com>

Matt Troster

From:	Alan Uryniak [uryniak@gmail.com]
Sent:	Wednesday, September 24, 2014 4:21 PM
To:	Matt Troster
Cc:	'Christopher Flannery'; 'David Michery'
Subject:	Re: Conversion
Attachments:	Redwood Fund II_PMCM Settlement Agreement.pdf; ATT00506.htm

Matt,

Settlement Agreement is attached. Primco will not issue us 474,444,444 shares, they will issue us $417,000 worth of stock. We cannot receive all that at once, because we do no want to be an affiliate and go over 4.99%. I sent over a conversion last week for the amount of shares we would like to receive at this time. Please advise.

SETTLEMENT AGREEMENT

This Settlement Agreement, dated as of June 18, 2014 (this "**Agreement**"), is entered into by and between Redwood Fund II, LLC, a ___________ limited liability company with its principal executive offices at 16850 Collins Boulevard, Suite 112-341, Sunny Isles Beach, Florida 33160 ("**Redwood**"), and Primco Management Inc., a Delaware corporation with its principal executive offices at 6725 West Sunset Boulevard, Suite 420, Hollywood, California 90288 ("**Primco**").

RECITALS

WHEREAS, Redwood is the owner of record and beneficial owner of a 8% Convertible Debenture Due 1/29/14 of Primco (the "**Debenture**"); and

WHEREAS, on or about February 4, 2014, Redwood elected to convert a portion of the Debenture into 173,638,232 shares (the "**Conversion Shares**") of the common stock, par value $0.00001 per share (the "**Common Stock**"), of the Company in accordance with the provisions for conversion of principal of the Debenture into shares of Common Stock; and

WHEREAS, Primco has not issued nor delivered to Redwood the Conversion Shares stating that it does not have sufficient shares of Common Stock authorized in order to deliver to Redwood the Conversion Shares as duly authorized shares of Common Stock; and

WHEREAS, the maturity date of the Debenture has passed, and the outstanding principal and accrued interest on the Debenture are currently due and owing; and

WHEREAS, Primco has advised Redwood that it is in the process of amending its Certificate of Incorporation in order to, among other matters, increase the number of authorized shares of Common Stock or effect a reverse stock split (the "**Charter Amendment**") such that, as a result of the effectuation of the Charter Amendment, the Company would have a sufficient number of authorized and unissued shares of Common Stock to issue the Initial Settlement Shares and all Additional Monthly Settlement Shares (as such capitalized terms are hereinafter defined) as contemplated by this Agreement; and

WHEREAS, Primco and Redwood have agreed to settle all claims of Redwood against Primco with respect to the Debenture and the conversion thereof into shares of Common Stock, or otherwise, on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in exchange for the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Primco shall use all reasonable commercial efforts to cause the Charter Amendment to be effective such that the number of authorized shares of Common Stock available for issuance shall be sufficient to issue to Redwood the Initial Settlement Shares and all Additional Monthly Settlement Shares, including, without limitation, using its commercially reasonable efforts to

respond timely and diligently to all comments of the Securities and Exchange Commission (the "**Commission**") with respect to Primco's Information Statement on Schedule 14C, filed with the Commission on February 18, 2014 (the "**Information Statement**"), and all other reports and filings (collectively, the "**Other Primco SEC Filings**") with the Commission made (and/or required to be made) by Primco pursuant to the Securities Act of 1933, as amended (the "**Securities Act**"), and the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), such that, following the acceptance by the Commission of such responses, there are no outstanding comments by the Commission with respect to the Information Statement or Other Primco SEC Filings.

2. On the earlier to occur of the following, Primco shall cause to be issued to Redwood such number of shares of Common Stock (each, an "**Initial Settlement Share**" and, collectively, the "**Initial Settlement Shares**"), each such Initial Settlement Share being duly authorized and issued, fully paid and non-assessable, such that the number of Initial Settlement Shares so issued shall have an aggregate Fair Market Value (as such capitalized term is defined below) as of the close of business on the date of issue equal to $417,000:

(i) Thirty-five days (35) following the date on which the Commission shall advise Primco in writing that the Commission has no further comments with respect to the Information Statement and/or any Other Primco SEC Filings where comments were made with respect to Other Primco SEC Filings by the Commission adjunct to the comments the Commission was making with respect to the Information Statement (the "**SEC No Further Comment Advice**"); or

(ii) The date which is 90 days after the date of this Agreement.

Primco shall deliver to Redwood such stock certificates, in denominations reasonably requested by Redwood, evidencing the Initial Settlement Shares as owned of record by Redwood no later than five Business Days (as such capitalized term is defined below) following the date of the issuance of the Initial Settlement Shares in accordance with this Section 2.

3. For purposes of this Agreement, the "**Fair Market Value**" of a share of Common Stock on any day shall be equal to:

(i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as shown on Bloomberg.com, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares;

(ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is quoted on the OTCBB, the last sale price for the Common Stock on such date as reported by the OTCBB, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock;

(iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and the last sale price is not furnished by the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by OTC Markets

Group Inc. or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange and if the last sale price and closing bid and asked prices for the Common Stock are not furnished by the OTCBB, OTC Markets Group Inc. or a similar organization, the value of a share of Common Stock established in good faith by Primco.

4. In the event that Primco is unable to issue the Initial Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, then, in such an event and subject to the provisions of section 7 below, the Initial Settlement Shares, as duly authorized and issued, fully paid and non-assessable shares of Common Stock, shall be issued to Redwood (and the stock certificate(s) evidencing the Initial Settlement Shares shall be delivered to Redwood) as soon as possible thereafter, but in no event greater than five Business Days after the Charter Amendment is effective under all applicable laws and regulations.

5. Notwithstanding anything to the contrary contained in this Agreement, in the event that Primco shall not have issued the Initial Settlement Shares on or before August 18, 2014, on August 19, 2014, and on the same calendar day during each calendar month thereafter until all of the Initial Settlement Shares and all Additional Monthly Settlement Shares required to be issued to Redwood in accordance with this section 5 have been issued as duly authorized and issued, fully paid and non-assessable shares of Common Stock, Primco shall cause to be issued to Redwood such number of shares (each, an "**Additional Monthly Settlement Share**"), each such Additional Monthly Settlement Share being duly authorized and issued, fully paid and non-assessable such number of shares of Common Stock such that the number of Additional Monthly Settlement Shares so issued shall have an aggregate Fair Market Value as of the close of business on the date of issue equal to $5,000. For the avoidance of doubt, it is noted that Additional Monthly Shares having a Fair Market Value of $5,000 shall be issued on a monthly basis at the commencement of each monthly period (*i.e.*, the 19th day of each calendar month) in which immediately prior to the commencement of the monthly period the Charter Amendment has not become effective (or, if the Charter Amendment has become effective, Primco has failed to issue to Redwood and deliver stock certificate(s) evidencing such issuance the applicable Additional Monthly Settlement Shares required by this section 5 to be issued and delivered to Redwood).

6. In the event that Primco is unable to issue any Additional Monthly Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, then, in such an event and subject to the provisions of section 7 below, such Additional Monthly Settlement Shares shall be issued to Redwood (and the stock certificate(s) evidencing the Initial Settlement Shares shall be delivered to Redwood) as soon as possible thereafter, but in no event greater than five Business Days after the Charter Amendment is effective under all applicable laws and regulations.

7. Notwithstanding anything to the contrary contained in this Agreement, in the event that Primco shall fail to issue all of the Initial Settlement Shares and Additional Monthly Settlement Shares, as required under sections 2 and 5 above, as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, or otherwise, by or before the date which is the one year anniversary of the date of this Agreement, then, in such an event, Redwood shall no longer be required to accept any Initial Settlement Shares and/or Additional Monthly Settlement Shares in satisfaction of Primco's obligations to Redwood and Redwood shall be entitled, upon notice to Primco given at any time after such one year anniversary, to liquidated damages equal to $462,000 (the "**Liquidated Damages Amount**") and this Agreement shall otherwise become null and void. Primco and Redwood agree that the determination of damages resulting from Primco's failure to timely give and deliver the Initial Settlement Shares and Additional Monthly Settlement Shares would be difficult, if not impossible and, accordingly, have agreed to the foregoing stated liquidation damages amount as the appropriate amount after consultations with their individual advisors, accountants and attorneys.

8. In the event that any Initial Settlement Shares and/or Additional Monthly Shares are issued to Redwood, Primco shall provide commercially reasonable assistance to Redwood in connection with any sale by Redwood of all or any portion of such Initial Settlement Shares and/or Additional Monthly Shares under Rule 144 promulgated under the Securities Act (or subsequent similar rule, if any), including, without limitation, accepting the opinion of counsel for Redwood opining as to the availability of Rule 144 as an exemption from the registration of the Initial Settlement Shares and/or Additional Monthly Shares in connection with the applicable sale so long as permitted by law.

9. Subject to Primco's complete performance of all of its covenants, agreements and obligations set forth in this Agreement, including, without limitation, the issuance and delivery of all Initial Settlement Shares and Additional Monthly Settlement Shares as set forth in Sections 2 and 5 above, or payment of the Liquid Damages Amount as set forth in Section 7 above, Redwood Fund II, LLC, a Delaware limited liability company, for itself and on behalf of its principals and affiliates, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby irrevocably and forever releases and discharges Primco Management, Inc., a Florida corporation ("**Releasee**"), and each of Releasee's heirs, executors, administrators, attorneys, agents, employees, shareholders, officers, directors, managers, members, affiliates, successors and assigns from all actions, causes of actions, obligations, suits, debts due, sums of money, accounts, reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands, whatsoever in law, admiralty or equity, which against the Releasee, the Releasor, or any of the Releasor's affiliates, heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement arising in respect of the Releasor's ownership of that certain 8% Convertible Debenture Due 1/29/14 in the stated principal amount of $500,000 and payable to Releasor, or any other matter.

10. The parties hereto agree that they will not disparage, denigrate, or otherwise make negative statements about any other party to this Agreement or their respective management to any person, agency, institution, company, or other entity, including, without limitation, to any customer, vendor, or other business enterprise engaged in any business or commercial relationship with the parties whether such statements are true or otherwise.

11. This Agreement, and other documents delivered pursuant hereto or incorporated by reference herein contain the entire agreement between the parties and supersedes all prior agreements or understandings between the parties hereto relating to the subject matter hereof. No oral representation, agreement or understanding made by any party hereto shall be valid or binding upon such party or any other party hereto. Any amendment to or modification of this Agreement must be in writing and signed by the party against whom enforcement is to be sought. Notwithstanding the foregoing, Redwood reserves any and all rights contained in the Debenture with respect to the enforcement thereof and nothing herein shall be deemed to be a waiver or a limitation of any of such rights in the event that Primco shall breach this Agreement or fail to deliver all of the Initial Settlement Shares and/or, to the extent issuable in accordance with section 5 above, Additional Monthly Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock in accordance with the provisions of sections 3 and 5 above, on or before the date which is the one year anniversary of the date of this Agreement.

12. This Agreement and the rights and obligations of the parties hereunder shall be interpreted, construed, and enforced in accordance with the laws of the State of New York, without regard to its choice and/or conflict of laws provisions. Nothing contained herein shall be deemed or construed to prevent any party from seeking provisional relief in a court of competent jurisdiction. The parties to this Agreement hereby submit themselves to the jurisdiction of any such court, and agree to service of process on them in any such action, suit or proceeding.

13. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, express, certified or registered mail, return receipt requested, with postage prepaid, or sent priority next day delivery by a nationally recognized overnight courier service that regularly maintains records of items picked up and delivered to the parties at the addresses indicated above:

If to Redwood, to:	16850 Collins Boulevard - Suite 112-341 Sunny Isles Beach, Florida 33160
with a copy to:	Dennis O'Rourke, Esq. Moritt Hock & Hamroff LLP 400 Garden City Plaza Garden City, New York 11530

If to Primco, to: David Michery, President
Primco Management, Inc.
6725 West Sunset Boulevard - Suite 420
Hollywood, California 90288

with a copy to: ________________________________

or to such other person or address as the parties shall furnish to each other in writing. Notices delivered personally shall be deemed communicated as of the date of actual receipt, mailed notices shall be deemed communicated as of the date five Business Days after mailing, and notices sent by courier shall be deemed communicated as of the date one Business Day after deposit with such courier.

14. This Agreement shall be binding upon any successor or assign of any of the parties. By signing below, each of the parties acknowledges that it has read this Agreement; has had an opportunity to consult with its own independent counsel; and by signing below, voluntarily accepts the terms of this Agreement. This Agreement may be executed in duplicate counterparts. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

[THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have duly executed this Settlement Agreement as of the date first above written.

Primco Management, Inc.

By: ______________________

Name: David Michery
Title: President

Redwood Fund II, LLC

By: ______________________

Name: Gary Rogers
Title: Manager

582270v3

On Sep 24, 2014, at 4:15 PM, Matt Troster wrote:

Hi Alan,

I understand that you have a Settlement Agreement dated June 13, 2014 with Primco that will issue you 474,444,444 shares that will cancel any further conversions. I am waiting for David to send me a copy of the Agreement and an instruction letter for you shares.

Matt-

Olde Monmouth Stock Transfer Co., Inc.
Matthew J. Troster
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Phone (732) 872-2727, Ext 101
Fax (732) 872-2728
matt@oldemonmouth.com

From: Alan Uryniak [mailto:uryniak@gmail.com]
Sent: Wednesday, September 24, 2014 3:57 PM
To: Matt Troster
Subject: Fwd: Conversion

Matt,

Will the PMCM stock certificate be going out today?

Thanks,

Alan

Begin forwarded message:

From: Christopher Flannery <cpflannerylaw@gmail.com>
Subject: Re: Conversion
Date: September 24, 2014 3:54:56 PM EDT
To: Alan Uryniak <uryniak@gmail.com>

I have sent the board resolution to Matt first thing this morning, so I assume the stock will be cut today.

On Wed, Sep 24, 2014 at 3:48 PM, Alan Uryniak <uryniak@gmail.com> wrote:
Thanks Chris. So you believe the shares will be going out this week?

Thanks,

Alana

On Sep 23, 2014, at 5:01 PM, Christopher Flannery wrote:

Obviously our emails crossed.

On Tue, Sep 23, 2014 at 4:40 PM, Christopher Flannery <cpflannerylaw@gmail.com> wrote:
I have requested a board resolution from the Issuer, which I expect today. For purposes of this issuance, we can leave the opinion as is, but in future issuance, we should leave out the "instruct" language and merely request the re-issuance of the existing shares without a legend.

Chris Flannery

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104
Chadds Ford, Pennsylvania 19317
610-361-8016 (Voice)
610-558-4882 (Fax)
215-703-8287 (cell)

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104
Chadds Ford, Pennsylvania 19317
610-361-8016 (Voice)
610-558-4882 (Fax)
215-703-8287 (cell)

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104
Chadds Ford, Pennsylvania 19317
610-361-8016 (Voice)
610-558-4882 (Fax)

PRIMCO MANAGEMENT, INC.
(A DELAWARE CORPORATION)

RESOLUTION OF THE BOARD OF DIRECTORS

The undersigned, being all of the Directors of Primco Management, Inc., a Delaware corporation (the "Corporation") pursuant to the Bylaws of the Corporation and the Delaware General Corporation Law, hereby consent to the following actions of the Corporation as of September 22, 2014, a copy of which shall be filed with the minutes of the Corporation:

WHEREAS, the Board of Directors of the Corporation deem it in the best interests of the Corporation to issue 474,444,444 shares of common stock to Redwood Fund II, LLC ("Redwood"), pursuant to its Settlement Agreement with Redwood dated June 13, 2014;

WHEREAS, the Board of Directors of the Corporation deem it in the best interests of the Corporation to issue 280,000,000 shares of common stock to WHC Capital, LLC ("WHC"), pursuant to its Settlement Letter Agreement with WHC dated May 12, 2014;

WHEREAS, the Board of Directors of the Corporation deem it in the best interests of the Corporation to issue 209,583,076 shares of common stock to Southridge Partners II, LP ("Southridge"), pursuant to its Confidential Settlement Agreement and Mutual Release with Southridge dated June 18, 2014;

NOW, THEREFORE, BE IT:

RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to: (i) to issue the above-described shares to Redwood, WHC, and Southridge, respectively, and (ii) to execute and deliver stock certificates representing such shares, the authority of such officer to so issue such shares and to so execute and deliver such stock certificates to be conclusively evidenced by such officer's issuance of such shares and delivery of the stock certificates with respect thereto.

RESOLVED, that said shares should be issued with a restrictive legend, and that each of said share issuances and share certificates representing the issuances should be dated September 22, 2014.

RESOLVED FURTHER, that Olde Monmouth Stock Transfer Co., Inc., the registrar and transfer agent of the Corporation is authorized to issue certificate(s) representing said shares to the shareholders indicated above.

RESOLVED, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed in the name and on behalf of the Corporation, to take any and all actions reasonably necessary or appropriate to carry out the intent of the above resolutions, including the execution of documents and making any filings with the State of Delaware or the federal securities authorities as they deem necessary or appropriate, and that any,

and all actions taken by the officers in connection therewith are hereby ratified, confirmed, and approved.

This Resolution may be executed in counter parts and by facsimile and such counterparts and facsimile copies shall be conclusive evidence of the consent and ratification of the matters contained herein by the undersigned director(s).

IN WITNESS WHEREOF, I have set my hand as the sole Member of the Board of Directors of the Corporation as of this 22nd day of September, 2014.

David Michery, Director

Matt Troster

From: Christopher Flannery [cpflannerylaw@gmail.com]
Sent: Wednesday, September 24, 2014 11:02 AM
To: Matt Troster
Cc: David Michery
Subject: Redwood II conversion
Attachments: 2014 0924 Board Res re Redwood.pdf

Matt:

Attached is the Primco Board resolution to issue the original shares for Redwood. As we discussed, the shares should be issued originally as restricted. Then, you can rely on the stockholder's legal opinion to re-issue as unrestricted.

Chris

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104
Chadds Ford, Pennsylvania 19317
610-361-8016 (Voice)
610-558-4882 (Fax)
215-703-8287 (cell)

PRIMCO - REDWOOD

Matt Troster

From:	Lance Brunson [lance@bcjlaw.com]
Sent:	Thursday, September 25, 2014 5:11 PM
To:	Dennis O'Rourke
Cc:	David Michery; matt@oldemonmouth.com; Christopher Flannery; Jared Levy
Subject:	FW: Conversion
Attachments:	Redwood Fund II_PMCM Settlement Agreement.pdf

Dennis,

Your client just sent me the below. Obviously I can't respond to him.

As I have stated multiple times, Primco has been prepared to issue the single tranche of 474M shares as required by the settlement agreement since Monday. Please respond to my earlier email immediately and let me know if Redwood will accept the full 474M shares or whether it won't. If I don't hear from you, Primco will assume that Alan's statement that "Redwood cannot receive more than that amount at any given time based on the shares outstanding" is Redwood's rejection of Primco's tendered performance pursuant to the settlement agreement and proceed accordingly.

Regards,

Lance Brunson
BRUNSON CHANDLER & JONES, PLLC
175 S. Main Street, 15th Floor
Salt Lake City, UT 84111
Direct: 801.303.5737
Office: 801.303.5730
Fax: 801.355.5005

From: Alan Uryniak [mailto:uryniak@gmail.com]
Sent: Thursday, September 25, 2014 3:02 PM
To: Lance Brunson
Cc: Dennis O'Rourke; David Michery; Matt Troster; Christopher Flannery; jdjr11@aol.com DeNobile; Gary Rogers
Subject: Re: Conversion

Lance,

As per the settlement agreement attached which is executed by David Michery, in Section 2 it states "Primco shall deliver to Redwood such stock certificates, in denominations reasonably requested by Redwood, evidencing the Initial Settlement Shares as owned of record by Redwood no later than five Business days (as such capitalized term is defined below) following the date of the issuance of the Initial Settlement Shares in accordance with this Section 2"

Matt Troster

From: Lance Brunson [lance@bcjlaw.com]
Sent: Thursday, September 25, 2014 5:14 PM
To: Dennis O'Rourke
Cc: David Michery; matt@oldemonmouth.com; Christopher Flannery; Jared Levy
Subject: RE: Conversion

I should also mention that Primco is willing to have the 474M cert broken up into as many reasonable denominations (separate certs) as it would like "evidencing the Initial Settlement Shares as owned of record by Redwood."

If Redwood wants 5 separate certs, that's fine.

Lance Brunson
BRUNSON CHANDLER & JONES, PLLC
175 S. Main Street, 15th Floor
Salt Lake City, UT 84111
Direct: 801.303.5737
Office: 801.303.5730
Fax: 801.355.5005

From: Lance Brunson [mailto:lance@bcjlaw.com]
Sent: Thursday, September 25, 2014 3:11 PM
To: 'Dennis O'Rourke'
Cc: David Michery; 'matt@oldemonmouth.com'; 'Christopher Flannery'; Jared Levy
Subject: FW: Conversion

Dennis,

Your client just sent me the below. Obviously I can't respond to him.

As I have stated multiple times, Primco has been prepared to issue the single tranche of 474M shares as required by the settlement agreement since Monday. Please respond to my earlier email immediately and let me know if Redwood will accept the full 474M shares or whether it won't. If I don't hear from you, Primco will assume that Alan's statement that "Redwood cannot receive more than that amount at any given time based on the shares outstanding" is Redwood's rejection of Primco's tendered performance pursuant to the settlement agreement and proceed accordingly.

Regards,

Lance Brunson
BRUNSON CHANDLER & JONES, PLLC
175 S. Main Street, 15th Floor
Salt Lake City, UT 84111
Direct: 801.303.5737
Office: 801.303.5730

PRIMCO - REDWOOD

Matt Troster

From: Alan Uryniak [uryniak@gmail.com]
Sent: Thursday, September 25, 2014 5:02 PM
To: Lance Brunson
Cc: Dennis O'Rourke; David Michery; Matt Troster; Christopher Flannery; jdjr11@aol.com DeNobile; Gary Rogers
Subject: Re: Conversion
Attachments: Redwood Fund II_PMCM Settlement Agreement.pdf; ATT00504.htm

Lance,

As per the settlement agreement attached which is executed by David Michery, in Section 2 it states "Primco shall deliver to Redwood such stock certificates, in denominations reasonably requested by Redwood, evidencing the Initial Settlement Shares as owned of record by Redwood no later than five Business days (as such capitalized term is defined below) following the date of the issuance of the Initial Settlement Shares in accordance with this Section 2"

Redwood would like to receive a stock certificate for 260,880,900 shares initially. Afterward there should only be two additional stock certificates issued. Redwood cannot receive more than that amount at any given time based on the shares outstanding.

If the shares do not go out tomorrow, Redwood sees it as a violation to the Settlement Agreement. Please advise.

Thanks,

Alan

SETTLEMENT AGREEMENT

This Settlement Agreement, dated as of June 18, 2014 (this "**Agreement**"), is entered into by and between Redwood Fund II, LLC, a ____________ limited liability company with its principal executive offices at 16850 Collins Boulevard, Suite 112-341, Sunny Isles Beach, Florida 33160 ("**Redwood**"), and Primco Management Inc., a Delaware corporation with its principal executive offices at 6725 West Sunset Boulevard, Suite 420, Hollywood, California 90288 ("**Primco**").

RECITALS

WHEREAS, Redwood is the owner of record and beneficial owner of a 8% Convertible Debenture Due 1/29/14 of Primco (the "**Debenture**"); and

WHEREAS, on or about February 4, 2014, Redwood elected to convert a portion of the Debenture into 173,638,232 shares (the "**Conversion Shares**") of the common stock, par value $0.00001 per share (the "**Common Stock**"), of the Company in accordance with the provisions for conversion of principal of the Debenture into shares of Common Stock; and

WHEREAS, Primco has not issued nor delivered to Redwood the Conversion Shares stating that it does not have sufficient shares of Common Stock authorized in order to deliver to Redwood the Conversion Shares as duly authorized shares of Common Stock; and

WHEREAS, the maturity date of the Debenture has passed, and the outstanding principal and accrued interest on the Debenture are currently due and owing; and

WHEREAS, Primco has advised Redwood that it is in the process of amending its Certificate of Incorporation in order to, among other matters, increase the number of authorized shares of Common Stock or effect a reverse stock split (the "**Charter Amendment**") such that, as a result of the effectuation of the Charter Amendment, the Company would have a sufficient number of authorized and unissued shares of Common Stock to issue the Initial Settlement Shares and all Additional Monthly Settlement Shares (as such capitalized terms are hereinafter defined) as contemplated by this Agreement; and

WHEREAS, Primco and Redwood have agreed to settle all claims of Redwood against Primco with respect to the Debenture and the conversion thereof into shares of Common Stock, or otherwise, on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in exchange for the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Primco shall use all reasonable commercial efforts to cause the Charter Amendment to be effective such that the number of authorized shares of Common Stock available for issuance shall be sufficient to issue to Redwood the Initial Settlement Shares and all Additional Monthly Settlement Shares, including, without limitation, using its commercially reasonable efforts to

respond timely and diligently to all comments of the Securities and Exchange Commission (the "**Commission**") with respect to Primco's Information Statement on Schedule 14C, filed with the Commission on February 18, 2014 (the "**Information Statement**"), and all other reports and filings (collectively, the "**Other Primco SEC Filings**") with the Commission made (and/or required to be made) by Primco pursuant to the Securities Act of 1933, as amended (the "**Securities Act**"), and the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), such that, following the acceptance by the Commission of such responses, there are no outstanding comments by the Commission with respect to the Information Statement or Other Primco SEC Filings.

2. On the earlier to occur of the following, Primco shall cause to be issued to Redwood such number of shares of Common Stock (each, an "**Initial Settlement Share**" and, collectively, the "**Initial Settlement Shares**"), each such Initial Settlement Share being duly authorized and issued, fully paid and non-assessable, such that the number of Initial Settlement Shares so issued shall have an aggregate Fair Market Value (as such capitalized term is defined below) as of the close of business on the date of issue equal to $417,000:

(i) Thirty-five days (35) following the date on which the Commission shall advise Primco in writing that the Commission has no further comments with respect to the Information Statement and/or any Other Primco SEC Filings where comments were made with respect to Other Primco SEC Filings by the Commission adjunct to the comments the Commission was making with respect to the Information Statement (the "**SEC No Further Comment Advice**"); or

(ii) The date which is 90 days after the date of this Agreement.

Primco shall deliver to Redwood such stock certificates, in denominations reasonably requested by Redwood, evidencing the Initial Settlement Shares as owned of record by Redwood no later than five Business Days (as such capitalized term is defined below) following the date of the issuance of the Initial Settlement Shares in accordance with this Section 2.

3. For purposes of this Agreement, the "**Fair Market Value**" of a share of Common Stock on any day shall be equal to:

(i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as shown on Bloomberg.com, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares;

(ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is quoted on the OTCBB, the last sale price for the Common Stock on such date as reported by the OTCBB, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock;

(iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and the last sale price is not furnished by the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by OTC Markets

Group Inc. or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange and if the last sale price and closing bid and asked prices for the Common Stock are not furnished by the OTCBB, OTC Markets Group Inc. or a similar organization, the value of a share of Common Stock established in good faith by Primco.

4. In the event that Primco is unable to issue the Initial Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, then, in such an event and subject to the provisions of section 7 below, the Initial Settlement Shares, as duly authorized and issued, fully paid and non-assessable shares of Common Stock, shall be issued to Redwood (and the stock certificate(s) evidencing the Initial Settlement Shares shall be delivered to Redwood) as soon as possible thereafter, but in no event greater than five Business Days after the Charter Amendment is effective under all applicable laws and regulations.

5. Notwithstanding anything to the contrary contained in this Agreement, in the event that Primco shall not have issued the Initial Settlement Shares on or before August 18, 2014, on August 19, 2014, and on the same calendar day during each calendar month thereafter until all of the Initial Settlement Shares and all Additional Monthly Settlement Shares required to be issued to Redwood in accordance with this section 5 have been issued as duly authorized and issued, fully paid and non-assessable shares of Common Stock, Primco shall cause to be issued to Redwood such number of shares (each, an "**Additional Monthly Settlement Share**"), each such Additional Monthly Settlement Share being duly authorized and issued, fully paid and non-assessable such number of shares of Common Stock such that the number of Additional Monthly Settlement Shares so issued shall have an aggregate Fair Market Value as of the close of business on the date of issue equal to $5,000. For the avoidance of doubt, it is noted that Additional Monthly Shares having a Fair Market Value of $5,000 shall be issued on a monthly basis at the commencement of each monthly period (*i.e.*, the 19th day of each calendar month) in which immediately prior to the commencement of the monthly period the Charter Amendment has not become effective (or, if the Charter Amendment has become effective, Primco has failed to issue to Redwood and deliver stock certificate(s) evidencing such issuance the applicable Additional Monthly Settlement Shares required by this section 5 to be issued and delivered to Redwood).

6. In the event that Primco is unable to issue any Additional Monthly Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, then, in such an event and subject to the provisions of section 7 below, such Additional Monthly Settlement Shares shall be issued to Redwood (and the stock certificate(s) evidencing the Initial Settlement Shares shall be delivered to Redwood) as soon as possible thereafter, but in no event greater than five Business Days after the Charter Amendment is effective under all applicable laws and regulations.

7. Notwithstanding anything to the contrary contained in this Agreement, in the event that Primco shall fail to issue all of the Initial Settlement Shares and Additional Monthly Settlement Shares, as required under sections 2 and 5 above, as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, or otherwise, by or before the date which is the one year anniversary of the date of this Agreement, then, in such an event, Redwood shall no longer be required to accept any Initial Settlement Shares and/or Additional Monthly Settlement Shares in satisfaction of Primco's obligations to Redwood and Redwood shall be entitled, upon notice to Primco given at any time after such one year anniversary, to liquidated damages equal to $462,000 (the "**Liquidated Damages Amount**") and this Agreement shall otherwise become null and void. Primco and Redwood agree that the determination of damages resulting from Primco's failure to timely give and deliver the Initial Settlement Shares and Additional Monthly Settlement Shares would be difficult, if not impossible and, accordingly, have agreed to the foregoing stated liquidation damages amount as the appropriate amount after consultations with their individual advisors, accountants and attorneys.

8. In the event that any Initial Settlement Shares and/or Additional Monthly Shares are issued to Redwood, Primco shall provide commercially reasonable assistance to Redwood in connection with any sale by Redwood of all or any portion of such Initial Settlement Shares and/or Additional Monthly Shares under Rule 144 promulgated under the Securities Act (or subsequent similar rule, if any), including, without limitation, accepting the opinion of counsel for Redwood opining as to the availability of Rule 144 as an exemption from the registration of the Initial Settlement Shares and/or Additional Monthly Shares in connection with the applicable sale so long as permitted by law.

9. Subject to Primco's complete performance of all of its covenants, agreements and obligations set forth in this Agreement, including, without limitation, the issuance and delivery of all Initial Settlement Shares and Additional Monthly Settlement Shares as set forth in Sections 2 and 5 above, or payment of the Liquid Damages Amount as set forth in Section 7 above, Redwood Fund II, LLC, a Delaware limited liability company, for itself and on behalf of its principals and affiliates, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby irrevocably and forever releases and discharges Primco Management, Inc., a Florida corporation ("**Releasee**") , and each of Releasee's heirs, executors, administrators, attorneys, agents, employees, shareholders, officers, directors, managers, members, affiliates, successors and assigns from all actions, causes of actions, obligations, suits, debts due, sums of money, accounts, reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands, whatsoever in law, admiralty or equity, which against the Releasee, the Releasor, or any of the Releasor's affiliates, heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement arising in respect of the Releasor's ownership of that certain 8% Convertible Debenture Due 1/29/14 in the stated principal amount of $500,000 and payable to Releasor, or any other matter.

10. The parties hereto agree that they will not disparage, denigrate, or otherwise make negative statements about any other party to this Agreement or their respective management to any person, agency, institution, company, or other entity, including, without limitation, to any customer, vendor, or other business enterprise engaged in any business or commercial relationship with the parties whether such statements are true or otherwise.

11. This Agreement, and other documents delivered pursuant hereto or incorporated by reference herein contain the entire agreement between the parties and supersedes all prior agreements or understandings between the parties hereto relating to the subject matter hereof. No oral representation, agreement or understanding made by any party hereto shall be valid or binding upon such party or any other party hereto. Any amendment to or modification of this Agreement must be in writing and signed by the party against whom enforcement is to be sought. Notwithstanding the foregoing, Redwood reserves any and all rights contained in the Debenture with respect to the enforcement thereof and nothing herein shall be deemed to be a waiver or a limitation of any of such rights in the event that Primco shall breach this Agreement or fail to deliver all of the Initial Settlement Shares and/or, to the extent issuable in accordance with section 5 above, Additional Monthly Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock in accordance with the provisions of sections 3 and 5 above, on or before the date which is the one year anniversary of the date of this Agreement.

12. This Agreement and the rights and obligations of the parties hereunder shall be interpreted, construed, and enforced in accordance with the laws of the State of New York, without regard to its choice and/or conflict of laws provisions. Nothing contained herein shall be deemed or construed to prevent any party from seeking provisional relief in a court of competent jurisdiction. The parties to this Agreement hereby submit themselves to the jurisdiction of any such court, and agree to service of process on them in any such action, suit or proceeding.

13. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, express, certified or registered mail, return receipt requested, with postage prepaid, or sent priority next day delivery by a nationally recognized overnight courier service that regularly maintains records of items picked up and delivered to the parties at the addresses indicated above:

If to Redwood, to:	16850 Collins Boulevard - Suite 112-341 Sunny Isles Beach, Florida 33160
with a copy to:	Dennis O'Rourke, Esq. Moritt Hock & Hamroff LLP 400 Garden City Plaza Garden City, New York 11530

IN WITNESS WHEREOF, the undersigned have duly executed this Settlement Agreement as of the date first above written.

Primco Management, Inc.

By: ______________________________

Name: David Michery
Title: President

Redwood Fund II, LLC

By: ______________________________

Name: Gary Rogers
Title: Manager

582270v3

On Sep 25, 2014, at 12:01 PM, Lance Brunson wrote:

Dennis,

Please see attached email and conversion notice from your client this morning regarding your "utter and complete nonsense" statement.

Redwood has no right to "advise" on breaking up the issuances as you well know. We discussed this several times during our negotiations months ago: that Primco would only agree to a single tranche issuance once shares to issue were available (i.e., after the authorized increase or reverse split were effected). The company has been prepared to perform for days. Either the company will send the September 22nd issuance of 474M shares to Redwood as settlement in full, or Redwood will get no shares. Please advise immediately whether Redwood will accept the 474M share issuance as settlement in full per the settlement agreement and honor the releases therein. If it will not, Primco will proceed accordingly.

Regards,

Lance Brunson
BRUNSON CHANDLER & JONES, PLLC
175 S. Main Street, 15th Floor
Salt Lake City, UT 84111
Direct: 801.303.5737
Office: 801.303.5730
Fax: 801.355.5005

From: Dennis O'Rourke [mailto:dorourke@moritthock.com]
Sent: Thursday, September 25, 2014 9:03 AM
To: 'Lance Brunson'
Cc: dmichery@aol.com; matt@oldemonmouth.com; Christopher Flannery; 'jdjr11@aol.com'; 'Alan Uryniak'
Subject: RE: Conversion

These emails have been getting stuck in my spam filter, I apologize for not responding earlier.

The Company should issue the shares ($427,000 of shares) in denominations as Redwood reasonably advises. That's what the Settlement Agreement says. Any talk of Redwood trying to turn anything into a death spiral is complete and utter nonsense and all of you know it. The Company should just issue the shares and stop stalling.

Sent: Wednesday, September 24, 2014 5:24 PM
To: Dennis O'Rourke
Cc: dmichery@aol.com; matt@oldemonmouth.com; Christopher Flannery
Subject: RE: Conversion
Importance: High

Dennis,

Please see the below emails.

Per the settlement agreement between our clients, Primco was obligated to issue a fixed number of "Initial Settlement Shares" having a "Fair Market Value" of $417,000 as of the close of business on the date of issue. Primco instructed its TA to issue 474M shares to Redwood as of September 22, 2014, having a value of $427K as agreed ($417K of stock for the Initial Settlement Shares, and $10K of stock for the 2 extra months, "Additional Monthly Settlement Shares," past August 19, 2014, also as agreed).

It appears from the below emails and another email that my client just received that Redwood is now demanding a substantial modification of the settlement agreement and the right to convert a $417K balance into Primco stock in tranches, effectively converting a single issuance settlement into a "toxic death spiral" arrangement. That is not what Primco agreed to, nor will they.

If Redwood modifies the settlement, Primco's position will be the same as it was when we began negotiations: that the note is per se usurious and unenforceable under the relevant Florida statutes. I have several other clients that have litigated this very issue in Broward County (the exclusive venue for a suit under the convertible note) against other convertible lenders, and Primco will be retaining Jared Levy at Dimond Kaplan & Rothstein, PA, who litigated the other cases, in any potential litigation.

Please advise regarding your client's position immediately as the transfer agent is prepared to send the 474M shares to your client per the settlement agreement.

Best,

Lance Brunson
BRUNSON CHANDLER & JONES, PLLC
175 S. Main Street, 15th Floor
Salt Lake City, UT 84111
Direct: 801.303.5737
Office: 801.303.5730
Fax: 801.355.5005

Subject: Fwd: Conversion

David Michery-CEO
Primco Management/ESMG Inc. & Top Sail Productions.
1875 Century Park East
6th Floor, Suite 73
Century City, CA. 90067
Office: (310) 407-5452
Cell: (562) 565-9967
www.primcousa.com
www.esmgusa.com
www.topsailproductions.com

"Greatness comes not when things go always good for you, but the greatness comes and you are really tested, when you take some knocks, some disappointments, when sadness comes, because only if you have been in the deepest valley can you ever know how magnificent it is to be on the highest mountain". President Richard Nixon

-----Original Message-----
From: Matt Troster <matt@oldemonmouth.com>
To: 'Alan Uryniak' <uryniak@gmail.com>
Cc: 'Christopher Flannery' <cpflannerylaw@gmail.com>; 'David Michery' <dmichery@aol.com>
Sent: Wed, Sep 24, 2014 1:30 pm
Subject: RE: Conversion

Hi Alan,

I understand that you have a Settlement Agreement dated June 13, 2014 with Primco that will issue you 474,444,444 shares that will cancel any further conversions. I am waiting for David to send me a copy of the Agreement and an instruction letter for you shares.

Matt-

Olde Monmouth Stock Transfer Co., Inc.
Matthew J. Troster
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Phone (732) 872-2727, Ext 101
Fax (732) 872-2728
matt@oldemonmouth.com

From: Alan Uryniak [mailto:uryniak@gmail.com]
Sent: Wednesday, September 24, 2014 3:57 PM
To: Matt Troster
Subject: Fwd: Conversion

Matt,

Will the PMCM stock certificate be going out today?

Thanks,

Alan

Begin forwarded message:

From: Christopher Flannery <cpflannerylaw@gmail.com>
Subject: Re: Conversion
Date: September 24, 2014 3:54:56 PM EDT
To: Alan Uryniak <uryniak@gmail.com>

I have sent the board resolution to Matt first thing this morning, so I assume the stock will be cut today.

On Wed, Sep 24, 2014 at 3:48 PM, Alan Uryniak <uryniak@gmail.com> wrote:
Thanks Chris. So you believe the shares will be going out this week?

Thanks,

Alana

On Sep 23, 2014, at 5:01 PM, Christopher Flannery wrote:

Obviously our emails crossed.

On Tue, Sep 23, 2014 at 4:40 PM, Christopher Flannery <cpflannerylaw@gmail.com> wrote:
I have requested a board resolution from the Issuer, which I expect today. For purposes of this issuance, we can leave the opinion as is, but in future issuance, we should leave out the "instruct" language and merely request the re-issuance of the existing shares without a legend.

Chris Flannery

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104
Chadds Ford, Pennsylvania 19317
610-361-8016 (Voice)
610-558-4882 (Fax)
215-703-8287 (cell)

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104
Chadds Ford, Pennsylvania 19317
610-361-8016 (Voice)
610-558-4882 (Fax)
215-703-8287 (cell)

--
Christopher P. Flannery, Esq.

Matt Troster

From: Lance Brunson [lance@bcjlaw.com]
Sent: Thursday, September 25, 2014 12:02 PM
To: Dennis O'Rourke
Cc: dmichery@aol.com; matt@oldemonmouth.com; Christopher Flannery; jdjr11@aol.com; Alan Uryniak
Subject: RE: Conversion
Attachments: Conversion (1.08 MB)

Dennis,

Please see attached email and conversion notice from your client this morning regarding your "utter and complete nonsense" statement.

Redwood has no right to "advise" on breaking up the issuances as you well know. We discussed this several times during our negotiations months ago: that Primco would only agree to a single tranche issuance once shares to issue were available (i.e., after the authorized increase or reverse split were effected). The company has been prepared to perform for days. Either the company will send the September 22nd issuance of 474M shares to Redwood as settlement in full, or Redwood will get no shares. Please advise immediately whether Redwood will accept the 474M share issuance as settlement in full per the settlement agreement and honor the releases therein. If it will not, Primco will proceed accordingly.

Regards,

Lance Brunson
BRUNSON CHANDLER & JONES, PLLC
175 S. Main Street, 15th Floor
Salt Lake City, UT 84111
Direct: 801.303.5737
Office: 801.303.5730
Fax: 801.355.5005

From: Dennis O'Rourke [mailto:dorourke@moritthock.com]
Sent: Thursday, September 25, 2014 9:03 AM
To: 'Lance Brunson'
Cc: dmichery@aol.com; matt@oldemonmouth.com; Christopher Flannery; 'jdjr11@aol.com'; 'Alan Uryniak'
Subject: RE: Conversion

These emails have been getting stuck in my spam filter, I apologize for not responding earlier.

The Company should issue the shares ($427,000 of shares) in denominations as Redwood reasonably advises. That's what the Settlement Agreement says. Any talk of Redwood trying to turn anything into a death spiral is complete and utter nonsense and all of you know it. The Company should just issue the shares and stop stalling.

From: Lance Brunson [mailto:lance@bcjlaw.com]
Sent: Wednesday, September 24, 2014 5:24 PM
To: Dennis O'Rourke
Cc: dmichery@aol.com; matt@oldemonmouth.com; Christopher Flannery
Subject: RE: Conversion
Importance: High

Dennis,

Please see the below emails.

Per the settlement agreement between our clients, Primco was obligated to issue a fixed number of "Initial Settlement Shares" having a "Fair Market Value" of $417,000 as of the close of business on the date of issue. Primco instructed its TA to issue 474M shares to Redwood as of September 22, 2014, having a value of $427K as agreed ($417K of stock for the Initial Settlement Shares, and $10K of stock for the 2 extra months, "Additional Monthly Settlement Shares," past August 19, 2014, also as agreed).

It appears from the below emails and another email that my client just received that Redwood is now demanding a substantial modification of the settlement agreement and the right to convert a $417K balance into Primco stock in tranches, effectively converting a single issuance settlement into a "toxic death spiral" arrangement. That is not what Primco agreed to, nor will they.

If Redwood modifies the settlement, Primco's position will be the same as it was when we began negotiations: that the note is per se usurious and unenforceable under the relevant Florida statutes. I have several other clients that have litigated this very issue in Broward County (the exclusive venue for a suit under the convertible note) against other convertible lenders, and Primco will be retaining Jared Levy at Dimond Kaplan & Rothstein, PA, who litigated the other cases, in any potential litigation.

Please advise regarding your client's position immediately as the transfer agent is prepared to send the 474M shares to your client per the settlement agreement.

Best,

Lance Brunson
BRUNSON CHANDLER & JONES, PLLC
175 S. Main Street, 15th Floor
Salt Lake City, UT 84111
Direct: 801.303.5737
Office: 801.303.5730
Fax: 801.355.5005

From: dmichery@aol.com [mailto:dmichery@aol.com]
Sent: Wednesday, September 24, 2014 2:32 PM
To: lance@bcjlaw.com
Subject: Fwd: Conversion

Matt Troster

From: Dennis O'Rourke [dorourke@moritthock.com]
Sent: Thursday, September 25, 2014 11:03 AM
To: 'Lance Brunson'
Cc: dmichery@aol.com; matt@oldemonmouth.com; Christopher Flannery; 'jdjr11@aol.com'; 'Al Uryniak'
Subject: RE: Conversion

These emails have been getting stuck in my spam filter, I apologize for not responding earlier.

The Company should issue the shares ($427,000 of shares) in denominations as Redwood reasonably advises. That's what the Settlement Agreement says. Any talk of Redwood trying to turn anything into a death spiral i complete and utter nonsense and all of you know it. The Company should just issue the shares and stop stalling.

From: Lance Brunson [mailto:lance@bcjlaw.com]
Sent: Wednesday, September 24, 2014 5:24 PM
To: Dennis O'Rourke
Cc: dmichery@aol.com; matt@oldemonmouth.com; Christopher Flannery
Subject: RE: Conversion
Importance: High

Dennis,

Please see the below emails.

Per the settlement agreement between our clients, Primco was obligated to issue a fixed number of "Initial Settlement Shares" having a "Fair Market Value" of $417,000 as of the close of business on the date of issue. Primco instructed its TA to issue 474M shares to Redwood as of September 22, 2014, having a value of $427K as agreed ($417K of stock for the Initial Settlement Shares, and $10K of stock for the 2 extra months, "Additional Monthly Settlement Shares," past August 19, 2014, also as agreed).

It appears from the below emails and another email that my client just received that Redwood is now demanding a substantial modification of the settlement agreement and the right to convert a $417K balance into Primco stock in tranches, effectively converting a single issuance settlement into a "toxic death spiral" arrangement. That is not what Primco agreed to, nor will they.

If Redwood modifies the settlement, Primco's position will be the same as it was when we began negotiations: that th note is per se usurious and unenforceable under the relevant Florida statutes. I have several other clients that have litigated this very issue in Broward County (the exclusive venue for a suit under the convertible note) against other convertible lenders, and Primco will be retaining Jared Levy at Dimond Kaplan & Rothstein, PA, who litigated the other cases, in any potential litigation.

Please advise regarding your client's position immediately as the transfer agent is prepared to send the 474M shares to your client per the settlement agreement.

Best,

Lance Brunson

Matt Troster

From: Lance Brunson [lance@bcjlaw.com]
Sent: Wednesday, September 24, 2014 5:24 PM
To: Dennis O'Rourke
Cc: dmichery@aol.com; matt@oldemonmouth.com; Christopher Flannery
Subject: RE: Conversion
Attachments: Redwood Settlement - signed by Primco.pdf; Redwood Settlement - signed by Redwood.pdf

Importance: High

Dennis,

Please see the below emails.

Per the settlement agreement between our clients, Primco was obligated to issue a fixed number of "Initial Settlement Shares" having a "Fair Market Value" of $417,000 as of the close of business on the date of issue. Primco instructed its TA to issue 474M shares to Redwood as of September 22, 2014, having a value of $427K as agreed ($417K of stock for the Initial Settlement Shares, and $10K of stock for the 2 extra months, "Additional Monthly Settlement Shares," past August 19, 2014, also as agreed).

It appears from the below emails and another email that my client just received that Redwood is now demanding a substantial modification of the settlement agreement and the right to convert a $417K balance into Primco stock in tranches, effectively converting a single issuance settlement into a "toxic death spiral" arrangement. That is not what Primco agreed to, nor will they.

If Redwood modifies the settlement, Primco's position will be the same as it was when we began negotiations: that the note is per se usurious and unenforceable under the relevant Florida statutes. I have several other clients that have litigated this very issue in Broward County (the exclusive venue for a suit under the convertible note) against other convertible lenders, and Primco will be retaining Jared Levy at Dimond Kaplan & Rothstein, PA, who litigated the other cases, in any potential litigation.

Please advise regarding your client's position immediately as the transfer agent is prepared to send the 474M shares to your client per the settlement agreement.

Best,

Lance Brunson
BRUNSON CHANDLER & JONES, PLLC
175 S. Main Street, 15th Floor
Salt Lake City, UT 84111
Direct: 801.303.5737
Office: 801.303.5730
Fax: 801.355.5005

From: dmichery@aol.com [mailto:dmichery@aol.com]
Sent: Wednesday, September 24, 2014 2:32 PM

To: lance@bcjlaw.com
Subject: Fwd: Conversion

David Michery-CEO
Primco Management/ESMG Inc. & Top Sail Productions.
1875 Century Park East
6th Floor, Suite 73
Century City, CA. 90067
Office: (310) 407-5452
Cell: (562) 565-9967
www.primcousa.com
www.esmgusa.com
www.topsailproductions.com

"Greatness comes not when things go always good for you, but the greatness comes and you are really tested, when you take some knocks, some disappointments, when sadness comes, because only if you have been in the deepest valley can you ever know how magnificent it is to be on the highest mountain". President Richard Nixon

-----Original Message-----
From: Matt Troster <matt@oldemonmouth.com>
To: 'Alan Uryniak' <uryniak@gmail.com>
Cc: 'Christopher Flannery' <cpflannerylaw@gmail.com>; 'David Michery' <dmichery@aol.com>
Sent: Wed, Sep 24, 2014 1:30 pm
Subject: RE: Conversion

Hi Alan,

I understand that you have a Settlement Agreement dated June 13, 2014 with Primco that will issue you 474,444,444 shares that will cancel any further conversions. I am waiting for David to send me a copy of the Agreement and an instruction letter for you shares.

Matt-

Olde Monmouth Stock Transfer Co., Inc.
Matthew J. Troster
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Phone (732) 872-2727, Ext 101
Fax (732) 872-2728
matt@oldemonmouth.com

DISCLAIMER: This email and any files transmitted with it are confidential and intended solely for the use of the individual or entity to whom they are addressed. If you are not the intended recipient, you may not review, copy or distribute this message. If you have received this email in error, please notify us immediately and delete the email and any attachments from your system.

From: Alan Uryniak [mailto:uryniak@gmail.com]
Sent: Wednesday, September 24, 2014 3:57 PM
To: Matt Troster
Subject: Fwd: Conversion

Matt,

Will the PMCM stock certificate be going out today?

Thanks,

Alan

Begin forwarded message:

From: Christopher Flannery <cpflannerylaw@gmail.com>
Subject: Re: Conversion
Date: September 24, 2014 3:54:56 PM EDT
To: Alan Uryniak <uryniak@gmail.com>

I have sent the board resolution to Matt first thing this morning, so I assume the stock will be cut today.

On Wed, Sep 24, 2014 at 3:48 PM, Alan Uryniak <uryniak@gmail.com> wrote:
Thanks Chris. So you believe the shares will be going out this week?

Thanks,

Alana

On Sep 23, 2014, at 5:01 PM, Christopher Flannery wrote:

Obviously our emails crossed.

On Tue, Sep 23, 2014 at 4:40 PM, Christopher Flannery <cpflannerylaw@gmail.com> wrote:
I have requested a board resolution from the Issuer, which I expect today. For purposes of this issuance, we can leave the opinion as is, but in future issuance, we should leave out the "instruct" language and merely request the re-issuance of the existing shares without a legend.

Chris Flannery

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104
Chadds Ford, Pennsylvania 19317
610-361-8016 (Voice)
610-558-4882 (Fax)
215-703-8287 (cell)

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104
Chadds Ford, Pennsylvania 19317
610-361-8016 (Voice)
610-558-4882 (Fax)
215-703-8287 (cell)

--
Christopher P. Flannery, Esq.

SETTLEMENT AGREEMENT

This Settlement Agreement, dated as of June 13, 2014 (this "**Agreement**"), is entered into by and between Redwood Fund II, LLC, a Delaware limited liability company with its principal executive offices at 16850 Collins Boulevard, Suite 112-341, Sunny Isles Beach, Florida 33160 ("**Redwood**"), and Primco Management Inc., a Delaware corporation with its principal executive offices at 6725 West Sunset Boulevard, Suite 420, Hollywood, California 90288 ("**Primco**").

RECITALS

WHEREAS, Redwood is the owner of record and beneficial owner of a 8% Convertible Debenture Due 1/29/14 of Primco (the "**Debenture**"); and

WHEREAS, on or about February 4, 2014, Redwood elected to convert a portion of the Debenture into 173,638,232 shares (the "**Conversion Shares**") of the common stock, par value $0.00001 per share (the "**Common Stock**"), of the Company in accordance with the provisions for conversion of principal of the Debenture into shares of Common Stock; and

WHEREAS, Primco has not issued nor delivered to Redwood the Conversion Shares stating that it does not have sufficient shares of Common Stock authorized in order to deliver to Redwood the Conversion Shares as duly authorized shares of Common Stock; and

WHEREAS, the maturity date of the Debenture has passed, and the outstanding principal and accrued interest on the Debenture are currently due and owing; and

WHEREAS, Primco has advised Redwood that it is in the process of amending its Certificate of Incorporation in order to, among other matters, increase the number of authorized shares of Common Stock or effect a reverse stock split (the "**Charter Amendment**") such that, as a result of the effectuation of the Charter Amendment, the Company would have a sufficient number of authorized and unissued shares of Common Stock to issue the Initial Settlement Shares and all Additional Monthly Settlement Shares (as such capitalized terms are hereinafter defined) as contemplated by this Agreement; and

WHEREAS, Primco and Redwood have agreed to settle all claims of Redwood against Primco with respect to the Debenture and the conversion thereof into shares of Common Stock, or otherwise, on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in exchange for the mutual promises contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Primco shall use all reasonable commercial efforts to cause the Charter Amendment to be effective such that the number of authorized shares of Common Stock available for issuance shall be sufficient to issue to Redwood the Initial Settlement Shares and all Additional Monthly Settlement Shares, including, without limitation, using its commercially reasonable efforts to

respond timely and diligently to all comments of the Securities and Exchange Commission (the "**Commission**") with respect to Primco's Information Statement on Schedule 14C, filed with the Commission on February 18, 2014 (the "**Information Statement**"), and all other reports and filings (collectively, the "**Other Primco SEC Filings**") with the Commission made (and/or required to be made) by Primco pursuant to the Securities Act of 1933, as amended (the "**Securities Act**"), and the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), such that, following the acceptance by the Commission of such responses, there are no outstanding comments by the Commission with respect to the Information Statement or Other Primco SEC Filings.

2. On the earlier to occur of the following, Primco shall cause to be issued to Redwood such number of shares of Common Stock (each, an "**Initial Settlement Share**" and, collectively, the "**Initial Settlement Shares**"), each such Initial Settlement Share being duly authorized and issued, fully paid and non-assessable, such that the number of Initial Settlement Shares so issued shall have an aggregate Fair Market Value (as such capitalized term is defined below) as of the close of business on the date of issue equal to $417,000:

(i) Thirty-five days (35) following the date on which the Commission shall advise Primco in writing that the Commission has no further comments with respect to the Information Statement and/or any Other Primco SEC Filings where comments were made with respect to Other Primco SEC Filings by the Commission adjunct to the comments the Commission was making with respect to the Information Statement (the "**SEC No Further Comment Advice**"); or

(ii) The date which is 90 days after the date of this Agreement.

Primco shall deliver to Redwood such stock certificates, in denominations reasonably requested by Redwood, evidencing the Initial Settlement Shares as owned of record by Redwood no later than five Business Days (as such capitalized term is defined below) following the date of the issuance of the Initial Settlement Shares in accordance with this Section 2.

3. For purposes of this Agreement, the "**Fair Market Value**" of a share of Common Stock on any day shall be equal to:

(i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as shown on Bloomberg.com, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares;

(ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is quoted on the OTCBB, the last sale price for the Common Stock on such date as reported by the OTCBB, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock;

(iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and the last sale price is not furnished by the OTCBB, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by OTC Markets

Group Inc. or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange and if the last sale price and closing bid and asked prices for the Common Stock are not furnished by the OTCBB, OTC Markets Group Inc. or a similar organization, the value of a share of Common Stock established in good faith by Primco.

4. In the event that Primco is unable to issue the Initial Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, then, in such an event and subject to the provisions of section 7 below, the Initial Settlement Shares, as duly authorized and issued, fully paid and non-assessable shares of Common Stock, shall be issued to Redwood (and the stock certificate(s) evidencing the Initial Settlement Shares shall be delivered to Redwood) as soon as possible thereafter, but in no event greater than five Business Days after the Charter Amendment is effective under all applicable laws and regulations.

5. Notwithstanding anything to the contrary contained in this Agreement, in the event that Primco shall not have issued the Initial Settlement Shares on or before August 18, 2014, on August 19, 2014, and on the same calendar day during each calendar month thereafter until all of the Initial Settlement Shares and all Additional Monthly Settlement Shares required to be issued to Redwood in accordance with this section 5 have been issued as duly authorized and issued, fully paid and non-assessable shares of Common Stock, Primco shall cause to be issued to Redwood such number of shares (each, an "**Additional Monthly Settlement Share**"), each such Additional Monthly Settlement Share being duly authorized and issued, fully paid and non-assessable such number of shares of Common Stock such that the number of Additional Monthly Settlement Shares so issued shall have an aggregate Fair Market Value as of the close of business on the date of issue equal to $5,000. For the avoidance of doubt, it is noted that Additional Monthly Shares having a Fair Market Value of $5,000 shall be issued on a monthly basis at the commencement of each monthly period (*i.e.*, the 19th day of each calendar month) in which immediately prior to the commencement of the monthly period the Charter Amendment has not become effective (or, if the Charter Amendment has become effective, Primco has failed to issue to Redwood and deliver stock certificate(s) evidencing such issuance the applicable Additional Monthly Settlement Shares required by this section 5 to be issued and delivered to Redwood).

6. In the event that Primco is unable to issue any Additional Monthly Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, then, in such an event and subject to the provisions of section 7 below, such Additional Monthly Settlement Shares shall be issued to Redwood (and the stock certificate(s) evidencing the Initial Settlement Shares shall be delivered to Redwood) as soon as possible thereafter, but in no event greater than five Business Days after the Charter Amendment is effective under all applicable laws and regulations.

7. Notwithstanding anything to the contrary contained in this Agreement, in the event that Primco shall fail to issue all of the Initial Settlement Shares and Additional Monthly Settlement Shares, as required under sections 2 and 5 above, as duly authorized and issued, fully paid and non-assessable shares of Common Stock due to the fact that the Charter Amendment is not effective under all applicable laws and regulations, including, without limitation, applicable state law and the Exchange Act and the rules and regulations promulgated thereunder, or otherwise, by or before the date which is the one year anniversary of the date of this Agreement, then, in such an event, Redwood shall no longer be required to accept any Initial Settlement Shares and/or Additional Monthly Settlement Shares in satisfaction of Primco's obligations to Redwood and Redwood shall be entitled, upon notice to Primco given at any time after such one year anniversary, to liquidated damages equal to $462,000 (the "**Liquidated Damages Amount**") and this Agreement shall otherwise become null and void. Primco and Redwood agree that the determination of damages resulting from Primco's failure to timely give and deliver the Initial Settlement Shares and Additional Monthly Settlement Shares would be difficult, if not impossible and, accordingly, have agreed to the foregoing stated liquidation damages amount as the appropriate amount after consultations with their individual advisors, accountants and attorneys.

8. In the event that any Initial Settlement Shares and/or Additional Monthly Shares are issued to Redwood, Primco shall provide commercially reasonable assistance to Redwood in connection with any sale by Redwood of all or any portion of such Initial Settlement Shares and/or Additional Monthly Shares under Rule 144 promulgated under the Securities Act (or subsequent similar rule, if any), including, without limitation, accepting the opinion of counsel for Redwood opining as to the availability of Rule 144 as an exemption from the registration of the Initial Settlement Shares and/or Additional Monthly Shares in connection with the applicable sale so long as permitted by law.

9. Subject to Primco's complete performance of all of its covenants, agreements and obligations set forth in this Agreement, including, without limitation, the issuance and delivery of all Initial Settlement Shares and Additional Monthly Settlement Shares as set forth in Sections 2 and 5 above, or payment of the Liquid Damages Amount as set forth in Section 7 above, Redwood Fund II, LLC, a Delaware limited liability company, for itself and on behalf of its principals and affiliates, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby irrevocably and forever releases and discharges Primco Management, Inc., a Florida corporation ("**Releasee**") , and each of Releasee's heirs, executors, administrators, attorneys, agents, employees, shareholders, officers, directors, managers, members, affiliates, successors and assigns from all actions, causes of actions, obligations, suits, debts due, sums of money, accounts, reckoning, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands, whatsoever in law, admiralty or equity, which against the Releasee, the Releasor, or any of the Releasor's affiliates, heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may, have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement arising in respect of the Releasor's ownership of that certain 8% Convertible Debenture Due 1/29/14 in the stated principal amount of $500,000 and payable to Releasor, or any other matter.

10. The parties hereto agree that they will not disparage, denigrate, or otherwise make negative statements about any other party to this Agreement or their respective management to any person, agency, institution, company, or other entity, including, without limitation, to any customer, vendor, or other business enterprise engaged in any business or commercial relationship with the parties whether such statements are true or otherwise.

11. This Agreement, and other documents delivered pursuant hereto or incorporated by reference herein contain the entire agreement between the parties and supersedes all prior agreements or understandings between the parties hereto relating to the subject matter hereof. No oral representation, agreement or understanding made by any party hereto shall be valid or binding upon such party or any other party hereto. Any amendment to or modification of this Agreement must be in writing and signed by the party against whom enforcement is to be sought. Notwithstanding the foregoing, Redwood reserves any and all rights contained in the Debenture with respect to the enforcement thereof and nothing herein shall be deemed to be a waiver or a limitation of any of such rights in the event that Primco shall breach this Agreement or fail to deliver all of the Initial Settlement Shares and/or, to the extent issuable in accordance with section 5 above, Additional Monthly Settlement Shares as duly authorized and issued, fully paid and non-assessable shares of Common Stock in accordance with the provisions of sections 3 and 5 above, on or before the date which is the one year anniversary of the date of this Agreement.

12. This Agreement and the rights and obligations of the parties hereunder shall be interpreted, construed, and enforced in accordance with the laws of the State of New York, without regard to its choice and/or conflict of laws provisions. Nothing contained herein shall be deemed or construed to prevent any party from seeking provisional relief in a court of competent jurisdiction. The parties to this Agreement hereby submit themselves to the jurisdiction of any such court, and agree to service of process on them in any such action, suit or proceeding.

13. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, express, certified or registered mail, return receipt requested, with postage prepaid, or sent priority next day delivery by a nationally recognized overnight courier service that regularly maintains records of items picked up and delivered to the parties at the addresses indicated above:

If to Redwood, to:	16850 Collins Boulevard - Suite 112-341 Sunny Isles Beach, Florida 33160
with a copy to:	Dennis O'Rourke, Esq. Moritt Hock & Hamroff LLP 400 Garden City Plaza Garden City, New York 11530

If to Primco, to:	David Michery, President Primco Management, Inc. 6725 West Sunset Boulevard - Suite 420 Hollywood, California 90288
with a copy to:	____________________ ____________________ ____________________ ____________________

or to such other person or address as the parties shall furnish to each other in writing. Notices delivered personally shall be deemed communicated as of the date of actual receipt, mailed notices shall be deemed communicated as of the date five Business Days after mailing, and notices sent by courier shall be deemed communicated as of the date one Business Day after deposit with such courier.

14. This Agreement shall be binding upon any successor or assign of any of the parties. By signing below, each of the parties acknowledges that it has read this Agreement; has had an opportunity to consult with its own independent counsel; and by signing below, voluntarily accepts the terms of this Agreement. This Agreement may be executed in duplicate counterparts. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement.

[THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have duly executed this Settlement Agreement as of the date first above written.

Primco Management, Inc.

By: ______________________________
Name: David Michery
Title: President

Redwood Fund II, LLC

By: ______________________________
Name: John DeNobile
Title: Manager

582270v3

6th Floor, Suite 73
Century City, CA. 90067
Office: (310) 407-5452
Cell: (562) 565-9967
www.primcousa.com
www.esmgusa.com
www.topsailproductions.com

"Greatness comes not when things go always good for you, but the greatness comes and you are really tested, when you take some knocks, some disappointments, when sadness comes, because only if you have been in the deepest valley can you ever know how magnificent it is to be on the highest mountain". President Richard Nixon

-----Original Message-----
From: Alan Uryniak <uryniak@gmail.com>
To: Matt Troster <matt@oldemonmouth.com>
Cc: 'Christopher Flannery' <cpflannerylaw@gmail.com>; 'David Michery' <dmichery@aol.com>
Sent: Wed, Sep 24, 2014 1:52 pm
Subject: Re: Conversion

Hey Matt,

I will be sending over a revised conversion for 260,880,900 shares based off todays price. We cannot convert the full $417,000 at this time, because Redwood does not want to be over 4.99% of the outstanding shares.

Chris- Please advise this is correct and he can issue the shares based of the attached settlement agreement and the board resolution you sent over earlier. Also Redwood will need to be issued more than 474,444,444 shares overall because based off todays price that is only $284,666 worth of stock.

Thanks,

Alan

On Sep 24, 2014, at 4:15 PM, Matt Troster wrote:

Hi Alan,

I understand that you have a Settlement Agreement dated June 13, 2014 with Primco that will issue you 474,444,444 shares that will cancel any further conversions. I am waiting for David to send me a copy of the Agreement and an instruction letter for you shares.

Matt-

Olde Monmouth Stock Transfer Co., Inc.
Matthew J. Troster
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Phone (732) 872-2727, Ext 101
Fax (732) 872-2728
matt@oldemonmouth.com

From: Alan Uryniak [mailto:uryniak@gmail.com]
Sent: Wednesday, September 24, 2014 3:57 PM
To: Matt Troster
Subject: Fwd: Conversion

Matt,

Will the PMCM stock certificate be going out today?

Thanks,

Alan

Begin forwarded message:

From: Christopher Flannery <cpflannerylaw@gmail.com>
Subject: Re: Conversion
Date: September 24, 2014 3:54:56 PM EDT
To: Alan Uryniak <uryniak@gmail.com>

I have sent the board resolution to Matt first thing this morning, so I assume the stock will be cut today.

On Wed, Sep 24, 2014 at 3:48 PM, Alan Uryniak <uryniak@gmail.com> wrote:
Thanks Chris. So you believe the shares will be going out this week?

Thanks,

Alana

On Sep 23, 2014, at 5:01 PM, Christopher Flannery wrote:

Obviously our emails crossed.

On Tue, Sep 23, 2014 at 4:40 PM, Christopher Flannery <cpflannerylaw@gmail.com> wrote:
I have requested a board resolution from the Issuer, which I expect today. For purposes of this issuance, we can leave the opinion as is, but in future issuance, we should leave out the "instruct" language and merely request the re-issuance of the existing shares without a legend.

Chris Flannery

--
Christopher P. Flannery, Esq.
4 Hillman Drive
Suite 104